EXHIBIT 31.1

            CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER PURSUANT TO
                 SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Eric Wildstein, certify that:

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 (1)  I have reviewed this report on Form 10-Q for the quarter ended May 31, 2010 of Regal Group, Inc. (the "Company");
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 (2)  Based on my knowledge,  this  report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements  made,  in  light  of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;
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 (3)  Based on my knowledge, the consolidated financial statements,  and other financial information included in this report, fairly present in all material respects, the financial condition, results of operations and cash flows of the Company as of, and for, the periods presented in this report;
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 (4)  The  Company's  other  certifying officer and I are responsible for  establishing  and  maintaining  disclosure  controls  and procedures (as defined in  Exchange  Act  Rules 13a-15(e)  and  15d-15(e))  and  internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the Company and have:
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 (a)  Designed such disclosure controls and procedures, or caused such disclosure controls  and  procedures to be designed under our supervision,  to ensure that material information relating to the Company, including its consolidated  subsidiaries,  is  made known to us by others within those entities, particularly during the period in which this report is being prepared;
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 (b)  Designed such internal  control  over  financial  reporting,  or  caused  such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the  reliability  of  financial  reporting  and  the preparation of financial statements for external purposes in accordance with generally accept accounting principles;
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 (c)  Evaluated  the  effectiveness of the Company's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and
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 (d)  Disclosed in the  report  any  change  in the Company's internal control over financial reporting that has occurred during the
      Company's most recent fiscal quarter (the  Company's  fourth  fiscal  quarter  in  the  case  of  the  annual report) that has materially  affected,  or is reasonably likely to materially affect, the Company's internal control over financial  reporting;
      and
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 (5)  The Company's other certifying  officer  and  I  have  disclosed, based on our most recent evaluation of internal control over financial reporting, to the Company's auditors and the audit  committee  of  the  Company's  board  of  directors  (or persons performing the equivalent functions):
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 (a)  All  significant  deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably  likely  to  adversely affect the registrant's ability to record, process, summarize and report financial information; and
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 (b)  Any fraud, whether or not material,  that  involves management or other employees who have a significant role in the Company's internal control over financial reporting.
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 Dated: July 12, 2010  /s/ Eric Wildstein
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                       Eric Wildstein
                       President, Chief Executive Officer and Director